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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


                         Date of Report: March 27, 2003
                        (Date of earliest event reported)



                  ABN AMRO Mortgage Corporation, Series 2003-4
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                            333-101550                   36-3886007
--------                            ----------                   ----------
(State or Other Jurisdiction of    (Commission                (I.R.S. Employer
Incorporation)                     File Number)              Identification No.)

135 South LaSalle Street
Chicago, Illinois                                                     60603
-----------------                                                     -----
(Address of Principal                                              (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (312) 904-2000


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Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

                  Description of the Certificates and the Mortgage Pool.

                  On March 27, 2003, a single series of certificates, entitled ABN AMRO Mortgage Corporation, Multi-Class Mortgage Pass-Through Certificates, Series 2003-4 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as
Exhibit 4.1, dated as of March 1, 2003, among ABN AMRO Mortgage Corporation, as depositor (the "Depositor"), Washington Mutual Mortgage Securities Corp., as servicer and U.S. Bank National Association, as trustee. The Certificates consist of thirty-one classes identified as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-4 Certificates", the "Class A-5 Certificates", the "Class A-6 Certificates", the "Class A-7 Certificates", the "Class A-8 Certificates", the "Class A-9 Certificates", the "Class A-10 Certificates", "Class A-11 Certificates", the "Class A-12 Certificates", the "Class A-13 Certificates", the "Class A-14 Certificates", the "Class A-15 Certificates", the "Class A-16 Certificates", the "Class A-17 Certificates", the "Class A-18 Certificates", the "Class A-19 Certificates", the "Class A-20 Certificates", the "Class A-21 Certificates", the "Class A-22 Certificates", the "Class A-P Certificates", the "Class A-X Certificates", the "Class M Certificates", the "Class B-1 Certificates", the "Class B-2 Certificates", the "Class B-3 Certificates", the "Class B-4 Certificates", the "Class B-5 Certificates" and the "Class R Certificate", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, fixed-rate first lien residential mortgage loans (the "Mortgage Loans"), having as of the close of business on March l, 2003 (the "Cut-off Date"), an aggregate principal balance of approximately $396,056,656 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from Washington Mutual Mortgage Securities Corp.. ("WAMU") pursuant to a Mortgage Loan Purchase Agreement (the "Mortgage Loan Purchase Agreement") dated March 27, 2003, attached hereto as Exhibit 4.2, between WAMU as seller and the Depositor as purchaser. The Class A-l, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-1l, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-P, Class A-X, Class M, Class B-1, Class B-2 and Class R Certificates were publicly offered, as described in a Prospectus, dated January 23, 2003, and a Prospectus Supplement, dated March 25, 2003, pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated January 23, 2003, attached hereto as Exhibit 1.1, among the Depositor, LaSalle Bank Corporation ("LBC"), Credit Suisse First Boston LLC ("CSFB") and ABN AMRO Financial Services, Inc. ("AAFS") (CSFB and AAFS being referred to herein, collectively, as the "Underwriters") and the Terms Agreement (the "Terms Agreement") dated March 25, 2003, attached hereto as Exhibit 1.2, among the Depositor, LaSalle Bank Corporation ("LBC") and the Underwriters. The Depositor sold the Class B-3, Class B-4 and Class B-5 Certificates to CSFB as initial purchaser (in such capacity, the "Initial Purchaser") pursuant to a purchase



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agreement dated March 27, 2003, among the Depositor, LBC and the Initial
Purchaser.

                  Each Class of Certificates will have an approximate initial certificate principal balance ("Certificate Balance") or a certificate notional balance ("Notional Amount"). The Class A-1 Certificates have an approximate initial aggregate Certificate Balance of $102,599,000. The Class A-2 Certificates have an approximate initial aggregate Notional Amount of $40,270,840. The Class A-3 Certificates have an approximate initial aggregate Certificate Balance of $23,554,000. The Class A-4 Certificates have an approximate initial aggregate Certificate Balance of $34,804,000. The Class A-5 Certificates have an approximate initial aggregate Certificate Balance of $38,822,000. The Class A-6 Certificates have an approximate initial aggregate Certificate Balance of $31,239,000. The Class A-7 Certificates have an approximate initial aggregate Certificate Balance of $3,970,000. The Class A-8 Certificates have an approximate initial aggregate Certificate Balance of $5,878,000. The Class A-9 Certificates have an approximate initial aggregate Certificate Balance of $16,613,000. The Class A-10 Certificates have an approximate initial aggregate Certificate Balance of $8,500,000. Class A-11 Certificates have an approximate initial aggregate Certificate Balance of $4,250,000. The Class A-12 Certificates have an approximate initial aggregate Certificate Balance of $3,250,000. The Class A-13 Certificates have an approximate initial aggregate Certificate Balance of $4,000,000. The Class A-14 Certificates have an approximate initial aggregate Certificate Balance of $1,953,000. The Class A-15 Certificates have an approximate initial aggregate Certificate Balance of $56,373,000. The Class A-16 Certificates have an approximate initial aggregate Certificate Balance of $1,613,000. The Class A-17 Certificates have an approximate initial aggregate Notional Amount of $18,790,000. The Class A-18 Certificates have an approximate initial aggregate Certificate Balance of $15,500,000. The Class A-19 Certificates have an approximate initial aggregate Certificate Balance of $4,000,000. The Class A-20 Certificates have an approximate initial aggregate Certificate Balance of $4,500,000. The Class A-21 Certificates have an approximate initial aggregate Certificate Balance of $18,790,000. The Class A-22 Certificates have an approximate initial aggregate Certificate Balance of $3,867,439. The Class A-P Certificates have an approximate initial aggregate Certificate Balance of $557,502. The Class A-X Certificates have an approximate initial aggregate Certificate Balance of $1,596,038. The Class M Certificates have an approximate initial aggregate Certificate Balance of $5,742,822. The Class B-1 Certificates have an approximate initial aggregate Certificate Balance of $2,574,368. The Class B-2 Certificates have an approximate initial aggregate Certificate Balance of $990,142. The Class B-3 Certificates have an approximate initial aggregate Certificate Balance of $792,113. The Class B-4 Certificates have an approximate initial aggregate Certificate Balance of $594,085. The Class B-5 Certificates have an approximate initial aggregate Certificate Balance of $594,084. The Class R Certificate has an initial Certificate Principal Balance of $100.

Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.




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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           ------------------------------------------------------------------

           (a)      Not applicable

           (b)      Not applicable

           (c)      Exhibits:

Exhibit No.              Document Description
-----------        --------------------

1.1 Underwriting Agreement, dated as of January 23, 2003, among ABN AMRO Mortgage Corporation, LaSalle Bank Corporation, Credit Suisse First Boston LLC and ABN AMRO Financial Services, Inc.

1.2                Terms Agreement dated March 25, 2003, among ABN AMRO
                   Mortgage Corporation, LaSalle Bank Corporation, Credit Suisse First Boston LLC and ABN AMRO Financial Services, Inc.

4.1 Pooling and Servicing Agreement dated as of March 1, 2003, among ABN AMRO Mortgage Corporation, as depositor, U.S. Bank National Association, as trustee and Washington Mutual Mortgage Securities Corp., as servicer.

4.2 Mortgage Loan Purchase Agreement dated March 27, 2003, between Washington Mutual Mortgage Securities Corp. and ABN AMRO Mortgage Corporation.

4.3 Whole Loan Purchase Agreement dated March 27, 2003, between Washington Mutual Mortgage Securities Corp. and ABN AMRO Mortgage Corporation.





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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                     ABN AMRO MORTGAGE
                                                     CORPORATION

                                                     By:   /s/: Maria Fregosi
                                                           ---------------------
                                                     Name:      Maria Fregosi
                                                     Title:     Vice President

Dated: April 8, 2003